SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  May 21, 1996
                        (Date of earliest event reported)


                       NEW ENGLAND COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                0-14550                            06-1116165
       (Commission File Number)         (IRS Employer Identification No.)


        POST OFFICE BOX 130, OLD WINDSOR MALL, WINDSOR, CONNECTICUT 06095
                    (Address of principal executive offices)

                                 (860) 688-5251
              (Registrant's telephone number, including area code)


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Form 8-K, Current Report
New England Community Bancorp, Inc.
Commission File No. 0-14550

    Item 5.       Other Events.

        a.)       Annual Meeting of Shareholders

                  The Annual Meeting of Shareholders of New England Community Bancorp, Inc. was held on Tuesday, May 21, 1996. Shareholders voted on and approved each of the following proposals:

        1.        To  elect  the  following   twelve  (12)  individuals  to  the
Company's Board of Directors until the next Annual Meeting and the election and qualification of their successors:

                                        Number of       Number of Shares
         Individual                     Shares For      Withholding Authority

         Tadeus J. Buczkowski           2,149,131               10,615
         John C. Carmon                 2,136,133               23,613
         John A. Coccomo, Sr.           2,147,887               11,859
         George A. Colli, Jr.           2,134,789               24,957
         Gary J. DeNino                 2,147,755               11,991
         Frank A. Falvo                 2,147,644               12,102
         Dominic J. Ferraina            2,149,131               10,615
         Charles D. Gersten             2,149,131               10,615
         John R. Harvey                 2,149,231               10,515
         David A. Lentini               2,149,123               10,623
         Angelina J. McGillivray        2,147,987               11,759
         Edward J. Szewczyk             2,149,131               10,615

        2. To ratify the resolution adopted by the Board of Directors appointing the independent public accounting firm of Shatswell, MacLeod & Company, P.C. as independent auditors of the Company for the fiscal year ending December 31, 1996.

        For Approval               Against Approval             Abstain
         2,139,988                      5,112                    14,646

        3. To approve the 1996 Incentive and Nonqualified Compensatory Stock Option Plan (the "Stock Option Plan") which permits stock options to be granted from the Stock Option Plan for a term of up to ten (10) years until January 31, 2006. The Board of Directors of the Company believes that stock ownership by key managerial employees enables the Company to attract and retain such employees. Accordingly, the purpose of the Stock Option Plan is to stimulate key employees of the Company and its subsidiaries, who are in a position to materially contribute to the long-term success of the Company, by allowing such individuals to acquire or increase their proprietary interest in the Company. Options for up to an aggregate of 750,000 shares of NECB's Common Stock may be issued under the Stock Option Plan. On January 31, 1996, subject to shareholder approval, the commitee (as defined in the Stock Option Plan) granted aggregate options to acquire 140,000 shares among five (5) key employees.

  For Approval         Against Approval         Abstain           Non-Votes
   1,547,912                123,323              28,070            460,441


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                                     Page -3-

                                            New England Community Bancorp, Inc.

Date:  May 24, 1996                         By: s/s Anson C. Hall
                                                -------------------------------
                                                Anson C. Hall
                                                Vice President and Treasurer
                                                (principal financial officer)